Capital Raise	12 Months Ended
Dec. 31, 2012
Capital Raise [Abstract]
Capital Raise
(3)	Capital Raise

During 2012 the Company closed on a capital raise (the “Capital Raise”), which resulted in $95.0 million in gross proceeds for which the Company issued, in the aggregate, 135,717,307 shares of Common Stock at a price of $0.70 per share. The Capital Raise was comprised of three components (i) a private placement, (ii) a rights offering, and (iii) a standby purchase of shares not purchased in the rights offering.

In connection with the first component of the Capital Raise, on May 21, 2012, the Company entered into a standby purchase agreement (the “Standby Purchase Agreement”) with the following entities or their affiliates or managed funds: The Carlyle Group, L.P. (“Carlyle”), Anchorage Capital Group, L.L.C. (“Anchorage”), and CapGen Capital Group VI LP (“CapGen” and, together with Carlyle and Anchorage, the “Investors”). The Standby Purchase Agreement provided for, among other things, the sale of an aggregate of $50.0 million of the Company’s common stock at a price of $0.70 per share to the Investors. On June 27, 2012 the Company closed on the first component of the Capital Raise, the $50.0 million Private Placement (the “Private Placement”), selling a total of 71,429,459 shares of the Company’s common stock at a price of $0.70 per share pursuant to the Investors. In the Private Placement, Carlyle purchased 18,520,757 shares, Anchorage purchased 19,197,431 shares, and CapGen purchased 33,710,394 shares.

In connection with the Private Placement, and as required by the Standby Purchase Agreement, affiliates of the Investors terminated warrants they held to purchase 1,836,302 shares of the Company’s common stock at $10.00 per share. The Investors each received a fee of $1.0 million in cash, for a total payment of $3.0 million, as compensation for performing their respective obligations under the Standby Purchase Agreement in connection with the Private Placement. Each of the Investors was reimbursed for its fees and expenses.

On September 27, 2012, the Company closed on the second component of the Capital Raise, a public common stock rights offering (the “Rights Offering”). The Company issued 21,000,687 shares of Common Stock, at a price of $0.70 per share, to holders of its Common Stock who elected to participate in the Rights Offering. Total proceeds from the Rights Offering were $14.7 million.

In connection with the Rights Offering, the Standby Purchase Agreement provided that the Investors would purchase from the Company, at the subscription price, a portion of the shares, if any, up to an aggregate of 53,518,176 shares, not subscribed for in the Rights Offering (the “Standby Purchase”). On September 27, 2012, pursuant to the terms of the Standby Purchase Agreement, the Company closed on the third component of the Capital Raise where the Investors purchased a total of 43,287,161 shares of the Company’s Common Stock at $0.70 per share. Carlyle purchased 16,007,143 shares, Anchorage purchased 16,007,143 shares, and CapGen purchased 11,272,875 shares. Total proceeds from the Standby Purchase were $30.3 million.

As a result of the Capital Raise and resulting downstream contribution from the Company, BOHR now qualifies as “well capitalized” under all regulatory capital ratios. The Capital Raise resulted in an adjustment to the warrant to purchase Common Stock currently held by the United States Treasury Department (the “Treasury”). The Treasury holds a warrant (the “Treasury Warrant”) that, before the Capital Raise, entitled it to purchase 53,035 shares of Common Stock at an exercise price of $10.00 per share. As a result of the anti-dilution provisions of the Treasury Warrant, the Capital Raise caused the number of shares purchasable under the Treasury Warrant to be adjusted to 757,643 shares of our Common Stock and the exercise price to purchase such shares to be adjusted to $0.70 per share.